Employee benefit plans - Net periodic benefit cost for defined benefit plans (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2018	Mar. 31, 2017	Mar. 31, 2016
Employee benefit plans
Service cost	¥ 9,565	¥ 8,909	¥ 8,253
Interest cost	2,258	1,444	2,092
Expected return on plan assets	(6,066)	(6,004)	(6,064)
Amortization of net actuarial losses	2,979	2,867	1,456
Amortization of prior service cost	(1,061)	(1,090)	(1,148)
Net periodic benefit cost	¥ 7,675	¥ 6,126	¥ 4,589